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                                                                    EXHIBIT 10.1

                                                                EXECUTED VERSION



                                  $215,000,000

                            BEVERLY ENTERPRISES, INC.



                    7 7/8% SENIOR SUBORDINATED NOTES DUE 2014




                               PURCHASE AGREEMENT



                                                                   June 18, 2004

Lehman Brothers Inc.
J.P. Morgan Securities Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue, Third Floor
New York, New York  10019

Ladies and Gentlemen:

         Beverly Enterprises, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and considerations set forth herein, to issue and sell to Lehman Brothers Inc. ("Lehman Brothers") and J.P. Morgan Securities Inc. (collectively with Lehman Brothers, the "Initial Purchasers"), $215,000,000 aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2014 (the "Notes") guaranteed (the "Guarantees") by the Company's domestic subsidiaries signatory hereto (collectively, the "Subsidiary Guarantors"). The Notes will have terms and provisions which are summarized in the Offering Memorandum (as defined below). The Notes are to be issued pursuant to an indenture (the "Indenture") to be dated as of June 25, 2004 (the "Closing Date"), between the Company, the Subsidiary Guarantors and BNY Midwest Trust Company, as trustee (the "Trustee").

         The Company has commenced a tender offer (together with any amendments and extensions thereof, the "Tender Offer") to purchase all of its outstanding 9 5/8% Senior Notes Due 2009 (the "9 5/8% Notes") and a related solicitation of consents (together with any amendments and extensions thereof, the "Consent Solicitation") of the holders of the 9 5/8% Notes to certain amendments to the indenture (the "9 5/8% Notes Indenture") dated as of April 25, 2001 between the Company, the guarantors named therein and The Bank of New York, as trustee.


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         In connection with the Tender Offer and Consent Solicitation, the
Company has entered into a Dealer-Manger Agreement dated as of June 8, 2004, between the Company and Lehman Brothers (the "Dealer-Manager Agreement"). In order to consummate the Tender Offer and Consent Solicitation, the Company has prepared and distributed to holders of the 9 5/8% Notes an Offer to Purchase and Consent Solicitation Agreement dated as of June 9, 2004 and a Consent and Letter of Transmittal dated as of June 9, 2004 (together with any other documents relating to the Tender Offer or Consent Solicitation, collectively referred to as, the "Tender Offer and Consent Solicitation Materials"). The amendments to the 9 5/8% Notes Indenture will be effected pursuant to a first supplemental indenture (the "First Supplemental Indenture") dated as of June 17, 2004, between the Company, the guarantors named therein and The Bank of New York, as trustee. This Agreement, the Indenture, the First Supplemental Indenture, the Notes, the Exchange Notes (as defined below), the Guarantees, the Exchange Notes Guarantees (as defined below) and the Registration Rights Agreement (as defined below) are referred to in this Agreement collectively as the "Operative Documents". All references herein to the Company's subsidiaries will include all direct and indirect subsidiaries of the Company.

         In connection with the offering of the Notes, the Company and the Subsidiary Guarantors will enter into a second amendment (the "Credit Agreement Amendment") to that certain senior credit facility (the "Credit Agreement") among the Company and the several banks and other financial institutions or entities from time to time parties thereto, Lehman Commercial Paper Inc., as administrative agent, and the other arrangers and agents named therein and a first amendment (the "Guarantee and Collateral Agreement Amendment") to that certain guarantee and collateral agreement entered into in connection with the Credit Agreement.

         This is to confirm the agreement concerning the purchase of the Notes and the Guarantees from the Company and the Subsidiary Guarantors by the Initial Purchasers.

         1. Preliminary Offering Memorandum and Offering Memorandum. The Notes and the Guarantees will be offered and sold to the Initial Purchasers without registration under the U.S. Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated June 14, 2004 (together with all documents incorporated by reference therein, the "Preliminary Offering Memorandum"), and an offering memorandum, dated June 18, 2004 (together with all documents incorporated by reference therein, the "Offering Memorandum"), setting forth information regarding the Company, the Notes, the Guarantees, the Exchange Notes (as defined herein), the Exchange Guarantees (as defined herein) and the Registration Rights Agreement. The Company and the Subsidiary Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes and the Guarantees by the Initial Purchasers.

         It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) will bear the following legend (along with such other legends as required by the Indenture):

         "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT")


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         AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
         (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

         You have advised the Company and the Subsidiary Guarantors that you will make offers (the "Exempt Resales") of the Notes and the Guarantees purchased by you hereunder on the terms set forth in the Offering Memorandum, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act. Those persons specified in clauses (i) and (ii) are referred to herein as the "Eligible Purchasers".

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), among the Company, the Subsidiary Guarantors and the Initial Purchasers, to be dated as of the Closing Date, for so long as such Notes constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to file with the U.S. Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 7 7/8% Senior Subordinated Notes due 2014 (the "Exchange Notes") guaranteed (the "Exchange Guarantees") by the Subsidiary Guarantors to be offered in exchange for the Notes and the Guarantees (such offer to exchange being referred to as the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Notes, and to use its commercially reasonable efforts to cause such Registration Statements to be declared effective.


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         2. Representations and Warranties of the Company and the Subsidiary
Guarantors. The Company and the Subsidiary Guarantors, jointly and severally, represent and warrant to, and agree with, the Initial Purchasers that:

                  (a) As of their respective dates, the Preliminary Offering Memorandum did not and the Offering Memorandum does not, and on the Closing Date the Offering Memorandum will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum based upon written information furnished to the Company by Lehman Brothers Inc. specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(e) hereof. Except as disclosed in the Offering Memorandum, on the date of this Agreement, the Company's Annual Report on Form 10-K/A most recently filed with the Commission and all reports since January 1, 2004 (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to shareholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not, and on the Closing Date the Exchange Act Reports will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company and each of the Subsidiary Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdiction of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own, lease or hold their respective properties and to conduct the businesses in which they respectively are engaged, except where the failure to so qualify would not be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and none of the Subsidiary Guarantors, other than Beverly Health and Rehabilitation Services, Inc., is a "Significant Subsidiary", as such term is defined in the Act.

                  (c) On the date of issuance of the Exchange Notes, the Indenture will conform to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (d) The Indenture has been duly authorized by the Company and each of the Subsidiary Guarantors; the First Supplemental Indenture has been duly authorized by the Company and the guarantors named therein; the Notes have been duly authorized by the Company; the Guarantees have been duly authorized by the Subsidiary Guarantors and when the Notes are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture,


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the First Supplemental Indenture and the Guarantees will have been duly executed and delivered, such Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Memorandum, the Indenture, the Guarantees and such Notes will constitute valid and legally binding obligations of the Company and each of the Subsidiary Guarantors, enforceable in accordance with their terms, and the First Supplemental Indenture will constitute valid and legally binding obligations of the Company and each of the guarantors named therein, enforceable in accordance with its terms, each subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) Except (i) as required by state securities or "blue sky" laws, (ii) the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective and (iii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents, the issuance and sale of the Notes and the Guarantees or the transactions contemplated by the Operative Documents or the Tender Offer and Consent Solicitation.

                  (f) The execution, delivery and performance by the Company and the Subsidiary Guarantors of the Operative Documents and the Credit Documents (as defined below), the issuance of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees, the compliance by the Company and the Subsidiary Guarantors with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (the "Transactions") will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the properties or assets of the Company or any of the Subsidiary Guarantors is subject, except for such conflicts, breaches, violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (ii) result in any violation of the provisions of the charter or by-laws or other constituent document of the Company or any of the Subsidiary Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their respective properties or assets,
(iii) result in the imposition or creation of (or the obligation to create or impose) a Lien (other than the Permitted Liens (as such terms are defined in the Indenture)) under any agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors or their respective properties or assets is bound or (iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or any of the Subsidiary Guarantors or any other impairment of the rights of the holder of any such Authorization.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and the Registration Rights Agreement has been duly authorized by the Company and the Subsidiary Guarantors and, on the Closing Date, will have

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been duly executed and delivered by the Company and the Subsidiary Guarantors.

                  (h) The Company and each of the Subsidiary Guarantors have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them and, in each case, material to the business of the Company and the Subsidiary Guarantors, in each case free and clear of all liens, encumbrances and defects or as do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary Guarantors (other than Permitted Liens (as such term is defined in the Indenture) and as otherwise set forth in the Offering Memorandum); and all assets held under lease by the Company and the Subsidiary Guarantors are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary Guarantors.

                  (i) Neither the Company nor any of the Subsidiary Guarantors
(i) is in violation of its charter or by-laws or other constituent document,
(ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") necessary to the ownership of its properties or assets or to the conduct of its business that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (j) None of the Company or any of the Subsidiary Guarantors is involved in any strike, job action or labor dispute with any group of employees that would reasonably be expected to have a Material Adverse Effect, and, to the Company's and the Subsidiary Guarantors' knowledge, no such action or dispute is threatened.

                  (k) The Company and each of the Subsidiary Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and licenses necessary for the conduct of their respective businesses, except where the failure to own or possess any such rights would not reasonably be expected to have a Material Adverse Effect and the Company and each of the Subsidiary Guarantors have no reason to believe that the conduct of their respective businesses will conflict with, and neither the Company nor any of the Subsidiary Guarantors has received notice of infringement of or conflict, with asserted rights of others with respect to any of such intellectual property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (l) There has been no violation by the Company or any of the Subsidiary

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Guarantors of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit relating to the protection of natural resources, human health or the environment ("Environmental Law") or storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes, hazardous substances or any other material that is regulated under, or that could result in the imposition of liability under, any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, petroleum and petroleum products (collectively, "Hazardous Substances"), by the Company or any of the Subsidiary Guarantors (or, to the knowledge of the Company or the Subsidiary Guarantors, any of their predecessors in interest) at, upon or from any of the property now or previously owned, leased or operated by the Company or the Subsidiary Guarantors in violation of any Environmental Law or which would require remedial action under any Environmental Law or which would otherwise result in liability under Environmental Law, except for any violation, remedial action or liability which would not reasonably be expected to have, individually or in the aggregate with all such violations, remedial actions and liabilities, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environmental surrounding such property of any Hazardous Substances due to or caused by the Company or any of the Subsidiary Guarantors or with respect to which the Company or any of the Subsidiary Guarantors has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not reasonably be expected to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumping and releases, a Material Adverse Effect; except as disclosed in the Offering Memorandum, there is no claim by any governmental agency or body against the Company or any of the Subsidiary Guarantors under any Environmental Law that the Company or any Subsidiary Guarantors believes may result in a fine or other monetary sanction of $100,000 or more; and except as disclosed in the Offering Memorandum, no material expenditures by the Company or any of the Subsidiary Guarantors are anticipated in order to maintain compliance with Environmental Law.

                  (m) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiary Guarantors is a party or of which any property or assets of the Company or any of the Subsidiary Guarantors is subject which, if determined adversely to the Company or any of the Subsidiary Guarantors, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Company's and the Subsidiary Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (n) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Offering Memorandum present fairly the financial condition, the results of operations, cash flows and changes in the financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved; the supporting schedules, if any, included or incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Preliminary

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Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (o) Neither the Company nor any of the Subsidiary Guarantors has sustained, since the date of the latest financial statements included or incorporated by reference in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (a "Material Loss"), other than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiary Guarantors or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors taken as a whole, other than as set forth or contemplated in the Offering Memorandum.

                  (p) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

                  (q) Neither the Company nor any of the Subsidiary Guarantors is or, as of the applicable Closing Date after giving effect to the issuance of the Notes and the Guarantees and the application of the net proceeds therefrom as set forth in the Offering Memorandum, will be an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Investment Company Act").

                  (r) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (s) Assuming the accuracy of the Initial Purchasers' representations set forth in Section 3, the offer and sale of the Notes and the Guarantees by the Company and the Subsidiary Guarantors to the Initial Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Act by reason of Section 4(2) thereof; and it is not necessary to qualify the Indenture under the Trust Indenture Act in connection with the Exempt Resales.

                  (t) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Subsidiary Guarantors make no representation) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Act) the Notes or any security of the same class or series as the Notes or (ii) has offered or will offer or sell the Notes (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act or (B) with respect to any Notes sold in reliance on Rule 903 of Regulation S, by means of any

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directed selling efforts within the meaning of Rule 902(c) of Regulation S. The
Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement.

                  (u) On the Closing Date, the Exchange Notes will have been duly authorized by the Company; and when the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (v) When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and as to the indemnification provisions thereof, principles of public policy. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the statements relating thereto contained in the Offering Memorandum.

                  (w) Other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes or the Exchange Notes registered pursuant to any Registration Statement.

                  (x) Neither the Company nor any of the Subsidiary Guarantors nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes and the Guarantees to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  (y) Except as described in the Offering Memorandum, in the two years preceding the date hereof, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has given written notice to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any adverse change in the outlook for any rating of the Company or any securities of the Company.

                  (z) The sale of the Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

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                  (aa) Ernst & Young LLP (the "Accountants"), who have certified the financial statements of the Company, whose report appears in the Offering Memorandum and who have delivered the initial comfort letter referred to in
Section 7(d) hereof, are independent public accountants; and the Accountants, whose report appears in the Offering Memorandum and who have delivered the initial comfort letter referred to in Section 7(d) hereof, were independent accountants during the periods covered by the financial statements on which they reported.

                  (bb) Each of the Company and the Subsidiary Guarantors has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof other than such returns for which the failure to file would not, individually or in the aggregate, result in a Material Adverse Effect and has paid all taxes due thereon, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both (i) and
(ii), adequate reserves have been established on the books and records of the Company or the Subsidiary Guarantors in accordance with generally accepted accounting principles. No tax deficiency has been determined adversely to the Company or any of the Subsidiary Guarantors which has had (nor does the Company or any of the Subsidiary Guarantors have any knowledge of any tax deficiency which, if determined adversely to the Company or any of the Subsidiary Guarantors, would result in), individually or in the aggregate, a Material Adverse Effect.

                  (cc) Except as set forth in the Offering Memorandum, the Company and each of the Subsidiary Guarantors carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties from insurers of recognized financial responsibility and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of the Subsidiary Guarantors (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) except as set forth in the Offering Memorandum, has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not reasonably be expected to have a Material Adverse Effect.

                  (dd) Each of the Company and the Subsidiary Guarantors has all Authorizations, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Law, ordinance, rule, regulation, order, judgment, decree or permit, necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not reasonably be expected to have a Material Adverse Effect; each such Authorization is valid and in full force and effect and each of the Company and the Subsidiary Guarantors is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of the Subsidiary Guarantors, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (ee) All facilities, providers and suppliers owned, operated or managed by the Company and the Subsidiary Guarantors (collectively, the "Company Facilities") (i) are licensed, to the extent necessary, under applicable state laws to conduct their business as described in the Offering Memorandum, except as would not reasonably be expected to result in a Material Adverse Effect; (ii) are certified for participation or enrollment in the Medicare and Medicaid programs; (iii) have the benefit of a current and valid provider agreement with the Medicare and Medicaid programs; and (iv) are in substantial compliance with the terms and conditions of participation in such programs and have received all approvals or qualifications necessary for reimbursement, except, in each case, where the failure to be so licensed or certified, to have such agreements, to be in such compliance or to have such approvals or qualifications, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company and the Subsidiary Guarantors, the amounts established as provisions for Medicare and Medicaid adjustments or overpayments and adjustments or overpayments by any other third party payors on the financial statements of the Company are sufficient in all material respects to pay any amounts for which the Company or any of the Subsidiary Guarantors may be liable for such adjustments or overpayments. Except as described in the Offering Memorandum, none of the Company or any of the Subsidiary Guarantors has received notice from the regulatory authorities which enforce the statutory or regulatory provisions in respect of the Medicare, Medicaid or other federal healthcare programs of any pending or threatened audits, reviews, investigations, surveys (other than routine surveys) or decertification proceedings, and none of the Company or any of the Subsidiary Guarantors has any reason to believe that any such audits, reviews, investigations, surveys or proceedings are pending, threatened or imminent, in each case, which notices or threatened investigations, surveys or proceedings singly or in the aggregate would reasonably be expected to have a Material Adverse Effect.

                  (ff) Each "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), as to which the Company or any of the Subsidiary Guarantors has or could have any liability, is in compliance in all material respects with all applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), each such "employee benefit plan" has been established and administered in accordance with its terms and each of the Company and the Subsidiary Guarantors is in compliance in all material respects with its obligations under ERISA and the Code with respect to each such "employee benefit plan"; no "reportable event" (within the meaning of Section 4043(c) of ERISA) has occurred with respect to any "employee benefit plan" for which the Company or any of the Subsidiary Guarantors could have any liability, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; each of the Company and the Subsidiary Guarantors has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or complete or partial withdrawal from, any "employee benefit plan" or (ii) Section 412, 4971 or 4975 of the Code; and each "employee benefit plan" for which each of the Company or the Subsidiary Guarantors could have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (gg) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of March 31, 2004; and (iii) are effective to provide reasonable assurance that they perform the functions for which they were established.

                  (hh) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  (ii) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (jj) Each of the Company and the Subsidiary Guarantors (i) makes and keeps books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for its assets, (C) access to the Company's assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (kk) Neither the Company nor any of the Subsidiary Guarantors, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiary Guarantors, has used any corporate or organizational funds, as the case may be, for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate or organizational funds, as the case may be; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (ll) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the U.S. Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

                  (mm) The Company and the Subsidiary Guarantors have all requisite corporate or other power and authority to enter into (A) the Credit Agreement Amendment and the Guarantee and Collateral Agreement Amendment and (B) any and all other agreements and instruments necessary in order to effect the transactions contemplated by the Credit Agreement Amendment and the Guarantee and Collateral Agreement Amendment (items (A) and (B) are referred to collectively as the "Credit Documents").

                  (nn) Each of the Credit Documents has been duly and validly authorized by the Company and the Subsidiary Guarantors, to the extent they are a party thereto, and when duly executed by the proper officers of the Company and each of the Subsidiary Guarantors (assuming due authorization, execution and delivery by the other parties thereto) and delivered by the Company and each of the Subsidiary Guarantors, to the extent they are a party thereto, will constitute valid and legally binding obligations of the Company and each of the Subsidiary Guarantors party thereto, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (oo) Except for Beverly Funding Corporation and Beverly Indemnity, Ltd., the Subsidiary Guarantors constitute all of the active subsidiaries of the Company and each of the Company's subsidiaries, other than the Subsidiary Guarantors, Beverly Funding Corporation and Beverly Indemnity, Ltd., are inactive and individually and in the aggregate immaterial.

                  (pp) The Guarantees have been duly and validly authorized by each of the Subsidiary Guarantors and, upon due execution, authentication and delivery to the Initial Purchasers of the Notes and against payment for the Notes in accordance with the terms hereof, will constitute valid and binding obligations of each of the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable against each of the Subsidiary Guarantors in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (qq) The Guarantees of the Exchange Notes (the "Exchange Note Guarantees") have been duly and validly authorized by each of the Subsidiary Guarantors and, if and when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture and, if and when the Exchange Notes are delivered in accordance with the Registered Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of each of the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable against each of the Subsidiary Guarantors in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         3. Purchase of the Notes and Guarantees by the Initial Purchasers; Agreements to Sell, Purchase and Resell. (a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Subsidiary Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.318% of the principal amount thereof, the principal amount of the Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. For avoidance of doubt, the price at which the Notes will initially be offered to Eligible Purchasers less the price at which the Initial Purchasers will purchase the Notes from the Company, represents the fee of 2% of the principal amount thereof to be paid to the Initial Purchasers pursuant to this section. The Company will not be obligated to deliver any of the Notes to be delivered hereunder except upon payment for all of the Notes to be purchased as provided herein.

                  (b) Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Company and the Subsidiary Guarantors that it will offer the Notes and the Guarantees for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company and the Subsidiary Guarantors that such Initial Purchaser (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Act; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes and the Guarantees only from, and will offer to sell the Notes and Guarantees only to, Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; (iii) with respect to Notes and Guarantees sold outside the United States to non-U.S. purchasers in reliance on Regulation S under the Act, will not engage in any directed selling efforts, within the meaning of Rule 902 under the Act in connection with the offering of the Notes and Guarantees; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Company that they will offer the Notes and Guarantees to Eligible Purchasers at a price initially equal to 98.318% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes and Guarantees. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

                  (c) Each of the Initial Purchasers, severally and not jointly, represents, warrants and agrees with the Company and the Subsidiary Guarantors that (i) it and its affiliates assisting in the offering and distribution of the Notes have not offered or sold and, prior to the date six months after the date of issuance of the Notes and Guarantees, will not offer or sell any of the Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the U.K. Public Offers of Securities Regulations of 1995 (as amended); (ii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the "FSMA") with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any of the Notes in circumstances in which Section 21(1) of the FSMA would not apply to the Company or the Subsidiary Guarantors.

                  (d) Each of the Initial Purchasers understands that the Company, the Subsidiary Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(b) and 7(c) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

         4. Delivery of the Notes and Guarantees and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes and Guarantees will be made at the office of Milbank, Tweed, Hadley & McCloy LLP at One Chase Manhattan Plaza, New York, New York 10005, at 9:00 A.M., New York City time, on the Closing Date. The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

         The Notes and Guarantees will be delivered to the Initial Purchasers or the Trustee as custodian for The Depository Trust Company ("DTC") against payment by or on behalf of the Initial Purchasers of the purchase price therefore, by wire transfer in immediately available funds to such account or accounts as the Company shall specify to Lehman Brothers prior to the Closing Date, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form (the "Global Notes") and/or by additional definitive securities, and will be registered, in the case of the Global Notes, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second Business Day preceding the Closing Date. The Notes to be delivered to the Initial Purchasers will be made available to the Initial Purchasers in New York City for inspection and packaging not later than 2:00 p.m., New York City time, on the Business Day preceding the Closing Date or as otherwise agreed upon between the Company and the Initial Purchasers.

         5. Agreements of the Company. The Company agrees with each Initial Purchaser as follows:

                  (a) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto as they may reasonably request.

                  (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of the issuance by the Commission or any state securities commission of any stop order suspending the qualification or exemption from qualification of the Notes and the Guarantees for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Notes and the Guarantees under any state securities or blue sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Notes and the Guarantees under any state securities or blue sky laws, the Company shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum without the prior consent of the Initial Purchasers, which consent will not be unreasonably withheld.

                  (d) The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes and the Guarantees are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes and the Guarantees are offered by the Initial Purchasers and by all dealers to whom Notes and the Guarantees may be sold, in connection with the offering and sale of the Notes and the Guarantees.

                  (e) If, at any time prior to completion of the distribution of the Notes and the Guarantees by the Initial Purchasers to Eligible Purchasers, any event occurs that in the judgment of the Company or in the reasonable opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum so that the Offering Memorandum does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers a reasonable number of copies thereof.

                  (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Notes and the Guarantees for offering and sale by the Initial Purchasers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate; provided that (i) the Company shall in no event be required to continue in effect any such qualification for a period of more than 180 days after the Closing Date, (ii) the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state and (iii) the Company will not be required to subject itself to taxation in any such jurisdiction if not otherwise so subject.

                  (g) For a period of 90 days from the date of the Offering Memorandum, the Company and each of its subsidiaries agrees not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities substantially similar to the Notes issued or guaranteed by any of the Company or its subsidiaries, except (i) in exchange for the Notes in connection with the Exchange Offer or (ii) with the prior consent of the Initial Purchasers, which consent shall not be unreasonably withheld.

                  (h) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, if the Company shall cease to file reports under Section 13 and 15(d) of the Exchange Act with the Securities and Exchange Commission, the Company will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

                  (i) If this Agreement terminates or is terminated after execution and delivery pursuant to any provisions hereof or if this Agreement is terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or the Subsidiary Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Subsidiary Guarantors agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of their counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company or the Subsidiary Guarantors for loss of profits or otherwise. Notwithstanding the foregoing, the Company and the Subsidiary Guarantors shall not be required to reimburse the Initial Purchasers if this Agreement is terminated as a result of the conditions in Section 7(n) hereof not being satisfied (other than as a result of the suspension of trading in any Securities of the Company on any exchange or over-the-counter market).

                  (j) The Company will apply the net proceeds from the sale of the Notes in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds".

                  (k) Except as stated in this Agreement and in the Preliminary Offering Memorandum and the Offering Memorandum, neither the Company nor any of its subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes and the Guarantees to facilitate the sale or resale of the Notes and the Guarantees. Except as permitted by the Act, neither the Company nor any of its subsidiaries will distribute any offering material in connection with the Exempt Resales.

                  (l) The Company will use its reasonable best efforts to permit the Notes to be designated Portal Market(SM) ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in PORTAL and to permit the Notes to be eligible for clearance and settlement through DTC.

                  (m) During the period of two years after the Closing Date or until such earlier time when all the Notes are registered under the Act, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Notes that constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (n) The Company and each of its subsidiaries agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes and the Guarantees in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

                  (o) In connection with the offering of the Notes and the Guarantees, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes and the Guarantees, the Company will not, and will use its reasonable best efforts to cause its controlled affiliates not to, either alone or with one or more other persons, offer or sell the Notes and the Guarantees in the United States (i) by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act or (ii) with respect to any such securities sold in reliance on Rule 903 under the Act, by means of any directed selling effort within the meaning of Rule 902 or otherwise in violation of the offering restriction requirements of Regulation S under the Act.

                  (p) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Notes.

                  (q) The Company will not be or become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

                  (r) On the Closing Date, the Company will deliver to the Initial Purchasers an assistant secretary's certificate reasonably satisfactory to the Initial Purchasers that will include the following documents with respect to the Company: (i) charter, (ii) by-laws, (iii) resolutions authorizing the issuance of the Notes and (iv) certificates of good standing and/or qualification to do business as a foreign corporation in such jurisdiction as the Initial Purchasers may reasonably request.

                  (s) On the Closing Date, the Company will deliver to the Initial Purchaser the Registration Rights Agreement executed and delivered by duly authorized officers of the Company and the Subsidiary Guarantors.

         6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with the offering of the Notes and the transactions contemplated hereby, including (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum

(including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company's accountants and counsel but excluding legal fees and expenses of the Initial Purchasers' counsel incurred in connection therewith);
(ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of the Operative Documents, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and therewith and with the Exempt Resales (but excluding legal fees and expenses of the Initial Purchasers' counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda); (iii) the issuance and delivery by the Company of the Notes and the issuance by the Subsidiary Guarantors of the Guarantees and any transfer or similar taxes payable in connection therewith; (iv) the qualification of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers' counsel relating to such registration or qualification); (v) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested by the Initial Purchasers for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (vii) all expenses and listing fees in connection with the application for quotation of the Notes in PORTAL; (viii) the approval of the Notes by DTC for "book-entry" transfer (including the fees and expenses of the Company's counsel); (ix) the obligations of the Trustee, any agent of the Trustee and counsel for the Trustee in connection with the Indenture, the Notes and the Exchange Notes; (x) the costs and expenses of the Company relating to investor presentations on any road show undertaken in connection with the offering of the Notes, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (xi) the performance by the Company and the Subsidiary Guarantors of their other obligations under this Agreement.

         7. Conditions to Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Subsidiary Guarantors contained herein, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to each of the following additional terms and conditions:

                  (a) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) The Initial Purchasers shall have received an opinion, dated the Closing

Date, of John Arena, Esq., General Counsel - Corporate for the Company, to the effect that:

                           (i) The Company is a corporation validly existing and
                  in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                           (ii) The Company and each of the Subsidiary
                  Guarantors have been duly organized and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or foreign limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all corporate or other power and authority necessary to own or hold their respective properties and conduct the business in which they are engaged.

                           (iii) Each of the Subsidiary Guarantors have all
                  requisite corporate or other power and authority to execute and deliver each Operative Document to which it is a party, to perform its respective obligations thereunder, to issue, sell and deliver the Notes and the Guarantees to the Initial Purchasers and to issue and deliver the Exchange Notes and the Exchange Guarantees. The execution, delivery and performance by the Subsidiary Guarantors of each Operative Document to which it is a party has been duly authorized by all necessary corporate or other action on the part of the Subsidiary Guarantors.

                           (iv) All of the issued shares of capital stock of
                  each Subsidiary Guarantor have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all Liens.

                           (v) This Agreement has been duly and validly executed
                  and delivered by the Subsidiary Guarantors.

                           (vi) Each of the Indenture, the First Supplemental
                  Indenture and the Guarantees has been duly and validly executed and delivered by the Company and, to the extent each is a party thereto, the Subsidiary Guarantors.

                           (vi) The Notes have been duly authorized for issuance
                  by all necessary corporate actions on the part of the Company and the Notes have been duly and validly executed and delivered by the Company.

                           (vii) Each of the Exchange Notes and the Exchange
                  Guarantees has been duly authorized by the Company and the Subsidiary Guarantors.

                           (viii) The execution, delivery and performance by the
                  Company and the Subsidiary Guarantors of the Operative Documents, the issuance of the Notes, the

                  Exchange Notes, the Guarantees and the Exchange Guarantees, the compliance by the Company and the Subsidiary Guarantors with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the properties or assets of the Company or any of the Subsidiary Guarantors is subject, (ii) result in any violation of the provisions of the charter or by-laws or other constituent document of the Company or any of the Subsidiary Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their respective properties or assets,
                  (iii) result in the imposition or creation of (or the obligation to create or impose) a Lien (other than the Permitted Liens (as such terms are defined in the Indenture)) under any agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors or their respective properties or assets is bound or (iv) result in the suspension, termination or revocation of any Authorization of the Company or any of the Subsidiary Guarantors or any other impairment of the rights of the holder of any such Authorization; except, in the case of each clause (i) through
                  (iv) above, for such conflicts, breaches, violations or defaults that, individually or in the aggregate (as to such conflicts, breaches, violations or defaults), would not reasonably be expected to have a Material Adverse Effect.

                           (ix) The Registration Rights Agreement has been duly
                  authorized, executed and delivered by the Company and the Subsidiary Guarantors.

                           (x) To such counsel's knowledge, there are no legal
                  or governmental proceedings pending or threatened to which the Company or any of the Subsidiary Guarantors is a party or of which any property or assets of the Company or any of the Subsidiary Guarantors is the subject which would reasonably be expected to have a Material Adverse Effect (other than as set forth in the Offering Memorandum).

                           (xi) Except as set forth in the Offering Memorandum,
                  neither the Company nor any of the Subsidiary Guarantors (A) is in violation of its charter or by-laws or other organizational document, (B) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject that would reasonably be expected to have a Material Adverse Effect or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business any of which would reasonably be expected to have a Material Adverse Effect.

                           (xii) To such counsel's knowledge, there are no
                  contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement.

                  (c) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Weil Gotshal & Manges LLP, special counsel for the Company, to the effect that:

                           (i) This Agreement has been duly and validly executed
                  and delivered by the Company.

                           (ii) The Company has all requisite corporate power
                  and authority to execute and deliver each Operative Document to which it is a party, to perform its obligations thereunder, to issue, sell and deliver the Notes to the Initial Purchasers pursuant to the Purchase Agreement and to issue and deliver the Exchange Notes in accordance with the Registration Rights Agreement and the Indenture. The execution, delivery and performance by the Company of each Operative Document to which it is a party has been duly authorized by all necessary corporate action on the part of the Company.

                           (iii) The Indenture (assuming the due authorization,
                  execution and delivery thereof by the Trustee) constitutes the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                           (iv) The Guarantees (assuming the due authorization,
                  execution and delivery thereof by the Trustee) constitute the legal, valid and binding obligation of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                           (v) The Notes (assuming the due authorization,
                  execution and delivery of the Indenture by the Trustee) when executed, authenticated and issued in accordance with the terms of the Indenture, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)

                           (vi) The First Supplemental Indenture (assuming the
                  due authorization, execution and delivery thereof by the trustee thereunder) constitutes the legal, valid and binding obligation of the Company and the subsidiary guarantors named therein, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                           (vii) When the Exchange Notes are issued, executed
                  and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture and the Exchange Guarantees are issued, the Exchange Notes and the Exchange Guarantees will be entitled to the benefits of the Indenture and will constitute the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, as applicable, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                           (viii) The Registration Rights Agreement (assuming
                  the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or as to public policy relating thereto.

                           (ix) The Indenture conforms in all material respects
                  to the requirements of the Trust Indenture Act.

                           (x) The statements in the Offering Memorandum under
                  the caption "Description of Other Indebtedness" and "Description of the Notes" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

                           (xi) The statements made in the Offering Memorandum
                  under the caption "Certain United States Federal Income Tax Considerations," insofar as such statements constitute statements of law or legal conclusions relating to United States federal income tax law, are accurate in all material respects.

                           (xii) The execution and delivery by the Company and
                  the Subsidiary Guarantors of the Operative Documents to which they are a party and the performance by the Company and the Subsidiary Guarantors of their obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or bylaws of the Company, (ii) any of the terms, conditions or provisions of the documents listed on Schedule II attached hereto, or (iii) any New York or Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this paragraph).

                  (d) The Initial Purchasers shall have received from Milbank, Tweed, Hadley & McCloy LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company and the Subsidiary Guarantors shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) At the time of execution of this Agreement, the Initial Purchasers shall have received from the Ernst & Young LLP, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (f) With respect to the letter of the Accountants referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "Initial Letter"), each of the Accountants shall have furnished to the Initial Purchasers letters (the "Bring-Down Letter"), addressed to the Initial Purchasers and dated the

Closing Date, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Initial Letter and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

                  (g) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and the Subsidiary Guarantors in this Agreement are true and correct, that the Company and each of the Subsidiary Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Memorandum there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Memorandum or as described in such certificate.

                  (h) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (i) The Notes shall have been designated for trading on PORTAL.

                  (j) The Company and the Subsidiary Guarantors shall have executed the Registration Rights Agreement and the Dealer-Manager Agreement and the Initial Purchasers shall have received executed copies thereof, duly executed by the Company and the Subsidiary Guarantors.

                  (k) The Company, the Subsidiary Guarantors and the Trustee shall have executed the Indenture; the Company, the guarantors named therein and the trustee named therein shall have executed the First Supplemental Indenture and the Initial Purchasers shall have received executed copies thereof, duly executed by the parties thereto. The Company shall have duly executed the Notes.

                  (l) There shall exist at and as of the Closing Date no condition that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under any Operative Document as in effect at the Closing Date.

                  (m) (i) Neither the Company nor any of the Subsidiary Guarantors will have sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) or that would, individually or in the aggregate, result in a Material Adverse Effect and (ii) since such date, there will have not been any material decrease in the capital stock or material increase in the long-term debt of the Company or any of the Subsidiary Guarantors or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, stockholder's equity, results of operations or business of the Company and the Subsidiary Guarantors taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of Lehman Brothers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes and the Guarantees being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, has been suspended or minimum prices have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a material disruption in securities settlement, payment or clearance services in the United States;
(iii) a banking moratorium has been declared by Federal or state authorities;
(iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Initial Purchasers, the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Notes; or (v) the occurrence of any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date in the manner contemplated in the Offering Memorandum or that, in the judgment of the Initial Purchasers, would materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

                  (o) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Latham & Watkins LLP, special counsel for the Company, to the effect that:

                           (i) The execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement by the Company and the Subsidiary Guarantors, the execution and delivery of the Guarantees and the Exchange Guarantees by the Subsidiary

         Guarantors and the execution and delivery of the First Supplemental Indenture, the issuance and sale of the Notes and the issuance of the Exchange Notes by the Company do not require (i) any consents, approvals, or authorizations to be obtained by the Company or any of the Subsidiary Guarantors, or (ii) any registrations, declarations or filings to be made by the Company or any of the Subsidiary Guarantors, in each case, under the Delaware General Corporations Law or any federal or New York statute, rule or regulation applicable to the Company or any of the Subsidiary Guarantors that have not been obtained or made, except for (i) a registration statement by the Company with the Commission pursuant to the Act as required by the Registration Rights Agreement and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers.

                  (ii) As of date of the Offering Memorandum and the Closing Date, the statements in the Offering Memorandum under the captions "Risk Factors--We rely on reimbursement from governmental programs for a majority of our revenues, and we cannot assure you that reimbursement levels will not decrease in the future," "Risk Factors--Our industry is heavily regulated by the government, which requires our compliance with a variety of laws," "Risk Factors--We face periodic reviews, audits and investigations under our contracts with federal and state government agencies, and these audits could have adverse findings that may negatively impact our business," "Risk Factors--We are required to comply with laws governing the transmission and privacy of health information," "Risk Factors--Healthcare reform legislation may adversely affect our business," "Risk Factors--Our operations are subject to occupational health and safety regulations," "Risk Factors--State efforts to regulate the construction or expansion of healthcare providers could impair our ability to expand our operations," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Governmental Regulation," "Business--Revenue Sources--Overview," "Business--Revenue
         Sources--Reimbursement by Medicaid Programs," "Business--Revenue Sources--Reimbursement by Medicare," "Business--Government Regulation" and "Business--Legal Proceedings" (other than the last two paragraphs thereof) insofar as such statements constitute summaries of the Health Care Laws and the legal matters, documents and proceedings relating to such Health Care Laws referred to therein, are accurate descriptions or summaries in all material respects. For purposes of this opinion, "Health Care Laws" means statutes, judicial rulings and decrees, and administrative or governmental regulations regulating long-term care facilities (including nursing facilities, skilled nursing facilities and assisted living facilities), home health agencies, hospices and rehabilitation therapy services providers of the United States, including, but not limited to, Titles XVIII and XIX of the Social Security Act (42 U.S.C. Section 1395 et seq. and 42 U.S.C. Section 1396 et seq.), the Federal Anti-Kickback Statute (42 U.S.C. Section 1320a-7(b)), the Stark Law (42 U.S.C. Section 1395nn and Section 1395(q)), the Civil Monetary Penalties Law (42 U.S.C. Section 1320a-7a), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub.
         L. No. 104-191), the Balanced Budget Act of 1997 (Pub. L. No. 105-33), the Balanced Budget Refinement Act of 1999 (Pub. L. No. 106-113), and the Medicare, Medicaid and SCHIP Benefits Improvement and Protection Act of 2000 (Pub. L. No. 106-554) and regulations promulgated thereunder, each only as directly relevant to the statements set forth in the Offering Memorandum under certain captions set forth above.

                           (iii) Based solely on a certificate of an officer of the Company as to factual matters, the Company is not, and immediately after giving effect to the sale of the Notes in accordance with this Agreement and the application of the proceeds as described in the Offering Memorandum under the caption "Use of Proceeds," will not be required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (iv) It is not necessary in connection with (i) the offer, sale and delivery of the Notes and Guarantees by the Company and the Subsidiary Guarantors to the Initial Purchasers pursuant to this Agreement or (ii) the initial resales of the Notes and Guarantees by the Initial Purchasers in the manner contemplated hereby to register the Notes or the Guarantees under the Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

                           In addition, such counsel shall have furnished to the Initial Purchasers a written statement addressed to the Initial Purchasers and dated the Closing Date to the effect that based on their participation, review and reliance in the preparation of the Offering Memorandum, they advise the Initial Purchasers that no facts came to their attention that caused them to believe that the Offering Memorandum, as of its date or as of the Closing Date (together with the incorporated documents as of their dates or as of the Closing Date), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that Latham & Watkins LLP will not express a belief with respect to (i) the statements included in, or omitted from, the Offering Memorandum under the captions "Description of the Notes" and "Certain United States Federal Income Tax Considerations" and (ii) the financial statements, financial schedules, or other financial data included or incorporated by reference in, or omitted from, the Offering Memorandum or the incorporated documents.

                  (p) The Initial Purchasers shall have received executed copies of the Credit Documents, with all schedules and exhibits thereto.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

         8. Indemnification and Contribution.

                  (a) The Company and the Subsidiary Guarantors will indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and the Guarantees), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Blue Sky application or other document prepared or executed by the Company or the Subsidiary Guarantors (or based upon any written information furnished by the Company or the Subsidiary Guarantors) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes, the Guarantees or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Subsidiary Guarantors will not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and will reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (I) the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein and (II) with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, the Preliminary Offering Memorandum, the foregoing indemnity agreement with respect to the Preliminary Offering Memorandum shall not inure to the benefit of an Initial Purchaser (or its affiliates, directors, officers and employees and each person, if any, which controls such Initial Purchaser within the meaning of the Act) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes in the initial resale of the Notes if (A) other than as a result of noncompliance by the Company with Section 5(a) hereof, a copy of the Offering Memorandum was not sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of the Notes to such person and (B) the Offering Memorandum would have cured the defect giving rise to such losses, claims, damages or liabilities. The foregoing indemnity agreement is in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Company, the Subsidiary Guarantors and their directors, officers and employees and each person, if any, who controls the Company or any of the Subsidiary Guarantors within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Subsidiary Guarantors or such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and will reimburse the Company, the Subsidiary Guarantors and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company, the Subsidiary Guarantors or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company, the Subsidiary Guarantors or any such director, officer, employee or controlling person.
                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party will not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party will not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers will have the right to employ counsel, at the expense of Company and the Subsidiary Guarantors, to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or any of the Subsidiary Guarantors under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel will be paid by the Company. No indemnifying party will (i) without the prior written consent of the indemnified parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any admission of fault, culpability or failure to act by or on behalf of any Indemnified Party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent will not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 is for any reason unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes and the Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering will be deemed to be in the same proportion as the total net proceeds from the offering of the Notes and the Guarantees purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes and the Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes and the Guarantees under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault will be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 will be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser will be required to contribute any amount in excess of the amount by which the total discounts and commissions received by it exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective obligations and not joint.

                  (e) The Initial Purchasers severally confirm and the Company and the Subsidiary Guarantors acknowledge that the statements with respect to the offering of the Notes by the Initial Purchasers set forth in the second sentence in the italicized paragraph on the front cover of the Offering Memorandum, the fifth, sixth, eighth, ninth and eleventh paragraphs and the fourth and fifth sentences of the twelfth paragraph under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

         9. Defaulting Initial Purchasers.

                  If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchaser will be obligated to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions that the principal amount of Notes set forth opposite the name of the remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total principal amount of Notes set forth opposite the name of the remaining non-defaulting Initial Purchaser in Schedule I hereto; provided, however, that the remaining non-defaulting Initial Purchaser will not be obligated to purchase any of the Notes on the Closing Date if the total number of Notes that the defaulting Initial Purchaser agreed but failed to purchase on such date exceeds 9.09% of the total amount of Notes to be purchased on the Closing Date, and the remaining non-defaulting Initial Purchaser will not be obligated to purchase more than 110% of the amount of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchaser, or those other initial purchasers satisfactory to the Initial Purchaser who so agree, will have the right, but will not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Initial Purchaser or other initial purchasers satisfactory to the Initial Purchaser do not elect to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company or any of the Subsidiary Guarantors, except that the Company and the Subsidiary Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11 hereof.

                  Nothing contained herein will relieve a defaulting Initial Purchaser of any liability it may have to the Company and the Subsidiary Guarantors for damages caused by its default. If the other Initial Purchaser is obligated or agrees to purchase the Notes of a defaulting or withdrawing Initial Purchaser, the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

         10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 7(h), (m) or (n) have occurred or if the Initial Purchasers decline to purchase the Notes for any reason permitted under this Agreement.

         11. Reimbursement of Initial Purchasers' Expenses. If the Company and the Subsidiary Guarantors fail to tender the Notes and the Guarantees for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company and the Subsidiary Guarantors to perform any agreement on their part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Company or any of the Subsidiary Guarantors is not fulfilled, the Company and the Subsidiary Guarantors will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company and the Subsidiary Guarantors will pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 hereof by reason of the default of one or more Initial Purchasers, neither the Company nor any of the Subsidiary Guarantors will be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder will be in writing, and:

                  (a) if to any Initial Purchaser, will be delivered or sent by hand or overnight delivery, mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention:
Syndicate Department (Fax: (212) 526-0943), with a copy to Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005,
Attention: Marcelo A. Mottesi (Fax: (650) 739-7134), and with a copy, in the case of any notice pursuant to Section 8(c) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022; and

                  (b) if to the Company or any Subsidiary Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Chief Financial Officer (Fax: (479) 201-5501; Telephone: (479) 201-5510) and Attention: John Arena, General Counsel-Corporate (Fax: (479) 478-1883; Telephone: (479) 201-4813) with a copy to Latham & Watkins LLP, Attention: Steven Della Rocca Esq. (Fax: (212) 751-4864; Telephone: (212) 906-1330).

                  Any such statements, requests, notices or agreements will take effect at the time of receipt thereof. The Company and the Subsidiary Guarantors will be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers.

         13. Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company and the Subsidiary Guarantors contained in this Agreement will also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (ii) the indemnity agreement of the Company and the Subsidiary Guarantors contained in
Section 8(a) of this Agreement will be deemed for the benefit of the directors, officers and any person controlling any of the Initial Purchasers within the meaning of Section 15 of the Act; and (iii) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement will be deemed to be for the benefit of the directors, officers and any person controlling the Company or any of the Subsidiary Guarantors within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or will be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Subsidiary Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of any of them, respectively, pursuant to this Agreement, will survive the delivery of and payment for the Notes and the Guarantees and will remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         16. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts will each be deemed to be an original but all such counterparts will together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            [The remainder of this page is intentionally left blank.]

         If the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.


                            Very truly yours,

                            BEVERLY ENTERPRISES, INC.


                        By: /s/ JOHN G. ARENA
                            -----------------------------
                        Name: John G. Arena
                        Title: Assistant Secretary




                        4F FUNDING, INC.
                        AEDON HOMECARE - HOUSTON, LLC
                        AEDON HOMECARE - MINNESOTA, LLC
                        AEDON HOMECARE, LLC
                        AEDON STAFFING, LLC
                        AEGIS THERAPIES - OREGON, INC.
                        AEGIS THERAPIES - WISCONSIN, INC.
                        AEGIS THERAPIES, INC.
                        AEGIS THERAPIES-FLORIDA, INC.
                        AFFIRMACARE, LLC
                        AGI-CAMELOT, INC.
                        ASERACARE HOSPICE - BIRMINGHAM, LLC
                        ASERACARE HOSPICE - CORINTH, LLC
                        ASERACARE HOSPICE - DEMOPOLIS, LLC
                        ASERACARE HOSPICE - HAMILTON, LLC
                        ASERACARE HOSPICE - JACKSON, LLC
                        ASERACARE HOSPICE - MARSHALL COUNTY, LLC
                        ASERACARE HOSPICE - MEMPHIS, LLC
                        ASERACARE HOSPICE - MERIDIAN, LLC
                        ASERACARE HOSPICE - MONROEVILLE, LLC
                        ASERACARE HOSPICE - NEW ALBANY, LLC
                        ASERACARE HOSPICE - NEW HORIZONS, LLC
                        ASERACARE HOSPICE - PHILADELPHIA, LLC
                        ASERACARE HOSPICE - RUSSELLVILLE, LLC
                        ASERACARE HOSPICE - SENATOBIA, LLC
                        ASERACARE HOSPICE - TENNESSEE, LLC
                        BEVERLY - BELLA VISTA HOLDING, INC.
                        BEVERLY - MISSOURI VALLEY HOLDING, INC.

                        BEVERLY - RAPID CITY HOLDING, INC.
                        BEVERLY ENTERPRISES - ALABAMA, INC.
                        BEVERLY ENTERPRISES - ARIZONA, INC.
                        BEVERLY ENTERPRISES - ARKANSAS, INC.
                        BEVERLY ENTERPRISES - CALIFORNIA, INC.
                        BEVERLY ENTERPRISES - DELAWARE, INC.
                        BEVERLY ENTERPRISES - DISTRICT OF COLUMBIA, INC. BEVERLY ENTERPRISES - FLORIDA, INC.
                        BEVERLY ENTERPRISES - GARDEN TERRACE, INC.
                        BEVERLY ENTERPRISES - GEORGIA, INC.
                        BEVERLY ENTERPRISES - HAWAII, INC.
                        BEVERLY ENTERPRISES - ILLINOIS, INC.
                        BEVERLY ENTERPRISES - INDIANA, INC.
                        BEVERLY ENTERPRISES - KANSAS, LLC
                        BEVERLY ENTERPRISES - KENTUCKY, INC.
                        BEVERLY ENTERPRISES - MARYLAND, INC.
                        BEVERLY ENTERPRISES - MASSACHUSETTS, INC.
                        BEVERLY ENTERPRISES - MINNESOTA, LLC
                        BEVERLY ENTERPRISES - MISSISSIPPI, INC.
                        BEVERLY ENTERPRISES - MISSOURI, INC.
                        BEVERLY ENTERPRISES - NEBRASKA, INC.
                        BEVERLY ENTERPRISES - NEW JERSEY, INC.
                        BEVERLY ENTERPRISES - NORTH CAROLINA, INC.
                        BEVERLY ENTERPRISES - OHIO, INC.
                        BEVERLY ENTERPRISES - OREGON, INC.
                        BEVERLY ENTERPRISES - PENNSYLVANIA, INC.
                        BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.
                        BEVERLY ENTERPRISES - TENNESSEE, INC.
                        BEVERLY ENTERPRISES - TEXAS, INC.
                        BEVERLY ENTERPRISES - VIRGINIA, INC.
                        BEVERLY ENTERPRISES - WASHINGTON, INC.
                        BEVERLY ENTERPRISES - WEST VIRGINIA, INC.
                        BEVERLY ENTERPRISES - WISCONSIN, INC.
                        BEVERLY ENTERPRISES INTERNATIONAL LIMITED
                        BEVERLY HEALTH AND REHABILITATION SERVICES, INC. BEVERLY HEALTHCARE - CALIFORNIA, INC.

                        BEVERLY HEALTHCARE - ROCHESTER MN, LLC
                        BEVERLY HEALTHCARE MANAGEMENT - MN, LLC
                        BEVERLY HEALTHCARE, LLC
                        BEVERLY MANOR INC. OF HAWAII
                        BEVERLY SAVANA CAY MANOR, INC.
                        BEVERLY-INDIANAPOLIS, LLC
                        BEVRD, LLC
                        CERES SELECT, LLC
                        CERES STRATEGIES MEDICAL SERVICES, LLC
                        CERES STRATEGIES, INC.
                        COMMERCIAL MANAGEMENT, INC.
                        COMMUNITY CARE, INC.
                        COMPASSION AND PERSONAL CARE SERVICES, INC.
                        EASTERN HOME HEALTH SUPPLY & EQUIPMENT CO., INC.
                        HALE NANI, INC.
                        HALLMARK CONVALESCENT HOMES, INC.
                        HOMECARE PREFERRED CHOICE, INC.
                        HOSPICE OF EASTERN CAROLINA, INC.
                        HOSPICE PREFERRED CHOICE, INC.
                        LARES CARE RESOURCE, LLC
                        LIBERTY NURSING HOMES, INCORPORATED
                        MATRIX OCCUPATIONAL HEALTH, INC.
                        MATRIX WELLNESS, LLC
                        MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC. MODERNCARE OF LUMBERTON, INC.
                        NEBRASKA CITY S-C-H, INC.
                        NURSING HOME OPERATORS, INC.
                        PETERSEN HEALTH CARE, INC.
                        SOUTH ALABAMA NURSING HOME, INC.
                        SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.
                        SOUTHEASTERN HOME MEDICAL EQUIPMENT - ALABAMA, LLC SOUTHEASTERN HOME MEDICAL EQUIPMENT - MISSISSIPPI, LLC SOUTHEASTERN HOME MEDICAL EQUIPMENT - TENNESSEE, LLC SPECTRA HEALTHCARE ALLIANCE, INC.
                        TAR HEEL INFUSION COMPANY, INC.
                        TMD DISPOSITION COMPANY

                        VANTAGE HEALTHCARE CORPORATION
                        VIZIA HEALTHCARE DESIGN GROUP, LLC


                        By: /s/ JOHN G. ARENA
                           ------------------------
                        Name: John G. Arena
                        Title: Secretary

Accepted:

Lehman Brothers Inc.
J.P. Morgan Securities Inc.


By Lehman Brothers Inc.
         AS AUTHORIZED REPRESENTATIVE


By:  /s/ STEPHEN MEHOS
    ------------------------
Name: Stephen Mehos
Title: Managing Director

                                                                      SCHEDULE I


                                                            PRINCIPAL
                                                            AMOUNT OF
                                                           NOTES TO BE
    INITIAL PURCHASERS                                      PURCHASED
    ------------------                                    ------------
Lehman Brothers Inc...................................    $129,000,000
J.P. Morgan Securities Inc............................      86,000,000
                                                          ------------
  Total ..............................................    $215,000,000
                                                          ============

                                                                     SCHEDULE II



1. Subordinated Indenture dated as of October 22, 2003 by and between the Company and The Bank of New York, as trustee

2. The First Supplemental Indenture dated as of October 22, 2003 by and between the Company and The Bank of New York, as trustee, governing the Company's 2.75% Convertible Subordinated Notes due 2033

3. Indenture, dated as of April 25, 2001, among the Company, the corporations listed on the signature pages thereto and the Bank of New York, as trustee, as modified and supplemented by the First Supplemental Indenture dated October 22, 2003 governing the Company's 9 5/8% Senior Notes due 2009

4. Credit Agreement, dated as of October 22, 2003, among the Company, the lenders party thereto, Lehman Commercial Paper Inc., as Administrative Agent, the arranger, the co-arrangers and the other agents named therein, as modified and amended by the First Amendment to the Credit Agreement, dated as of May 13, 2004, and the Second Amendment to the Credit Agreement, to be dated as of June 25, 2004


                                       1